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                                                    EXHIBIT 24(a)

                               POWER OF ATTORNEY
      (Re:  Form S-8 for Third Stock Option Plan for Seasonal Employees)

         KNOW ALL MEN BY THESE PRESENTS:

      WHEREAS, H&R BLOCK, INC., a Missouri corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 relating to shares of the Company's Common Stock, without par value, to be issued upon the exercise of outstanding employee stock options under the Company's Third Stock Option Plan for Seasonal Employees; and

      WHEREAS, the undersigned is a director of the Company;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints Henry W. Bloch, Thomas M. Bloch and Marvin L. Rich, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead as a director of the Company, to sign such registration statement on Form S-8, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and thereafter to execute and file any amendment or amendments thereto, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of July, 1994.

                                        /s/Robert E. Davis
                                        ------------------
                                        Robert E. Davis

STATE OF FLORIDA            )
                            ) SS
COUNTY OF PALM BEACH        )

      On the date set forth above, before me appeared Robert E. Davis, who is personally known to me to be the person who executed the foregoing instrument, and such person duly acknowledged that he executed and delivered the same for the purposes therein expressed.

                                  /s/Marian Glita
                                  ---------------
                                  Notary Public
My Commission Expires:
March 16, 1997         [Seal]
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